Summary and Statutory Prospectus and Statement of Additional Information Supplement dated December 2, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for the Funds listed below:
Invesco V.I. Core Bond Fund
Invesco V.I. S&P 500 Index Fund
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.
At meetings held November 29 – December 1, 2021, the Board of Trustees of Invesco V.I. Core Bond Fund and Invesco V.I. S&P 500 Index Fund (each a “Target Fund” and together, the “Target Funds”), each a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, each a series portfolio of the Trust, in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders.
Target Fund	Acquiring Fund
Invesco V.I. Core Bond Fund	Invesco V.I. Core Plus Bond Fund

Invesco V.I. S&P 500 Index Fund	Invesco V.I. Equally-Weighted S&P 500 Fund

The Agreement requires approval by each Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholder meeting to be held in or around March 2022. If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied or waived, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganizations, shareholders of each Target Fund will receive shares of a class of the corresponding Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganizations, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and a reorganization will be effected only if that Target Fund’s shareholders approve the Agreement.
A combined Proxy Statement/Prospectus will be sent to shareholders of each Target Fund requesting their vote on the Agreement, which will include a full discussion of the reorganizations and the factors the Board of Trustees considered in approving the Agreement.
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